SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              PIC INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)  Total fee paid:
    [  ] Fee paid previously with preliminary materials:
    [  ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                           --------------------
         3)   Filing Party:
                           ----------------------------------------------------
         4)   Date Filed:
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
                              PIC INVESTMENT TRUST
                              300 NORTH LAKE AVENUE
                         PASADENA, CALIFORNIA 91101-4106

                            NOTICE OF SPECIAL MEETING

To the Shareholders:

     You are cordially invited to a Special Meeting (the "Meeting") of shareholders of PIC Investment Trust (the "Trust") which will be held on October 7, 1999 at 1:00 p.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101. At the Meeting, you and the other shareholders of the Trust will be asked to consider:

     1.   The election of Trustees; and

     2. Any other business that may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on August 27, 1999 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                   By Order of the Board of Trustees


                                   Aaron W.L. Eubanks, Sr.
                                   Secretary

Pasadena, California
September 10, 1999

                                 PROXY STATEMENT

                                  INTRODUCTION


     This Proxy Statement is furnished to the shareholders of PIC Investment Trust (the "Trust"), on behalf of the Trust's Board of Trustees in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on October 7, 1999, at 1:00 p.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is September 13, 1999. At the Meeting the shareholders of the Trust will be asked to consider:

     1.   The election of Trustees; and

     2. Any other business that may properly come before the Meeting or any adjournments thereof.

     The Trust is part of a "master/feeder" structure. It is composed of eleven separate series (each, a "Fund" and collectively the "Funds"). Each Fund seeks to achieve its investment objective by investing in a Master Portfolio (a "Portfolio" and collectively the "Portfolios") with the same investment objective and policies as the Fund. The Portfolios are also registered management investment companies under the Investment Company Act of 1940 (the "1940 Act"). Whenever a Fund is requested to vote on a matter pertaining to a Portfolio, the Fund is required to hold a meeting of its shareholders to consider the matter.

     The affirmative vote of the holders present at the Meeting, in person or by proxy, holding more than 50% of the voting securities of the Trust present at the Meeting is required to elect a Trustee of the Trust. If the holders of more than 50% of the voting securities of the Trust present at the Meeting vote in favor of the election of a Trustee, the Trust will also vote in favor of the election of that Trustee as a Trustee of each Portfolio at that Portfolio's shareholder meeting.

     Each  Portfolio's   investment  adviser  is  Provident  Investment  Counsel
("PIC"), 300 North Lake Avenue, Pasadena, California 91101. PIC also serves as a co-administrator of the Trust.

     The Trust's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, #E261, Phoenix, AZ 85018 ("FFD"), which is an affiliate of the Trust's other co-administrator and each Portfolio's administrator, Investment Company Administration, LLC, located at the same address.

                              ELECTION OF TRUSTEES

INTRODUCTION

     As noted above, the Trust and the Portfolios are organized in a "master/feeder" arrangement, pursuant to which the assets of each of the Funds are invested in a corresponding Portfolio. At this time, the overall supervision of the Trust is the responsibility of a Board of Trustees, and a separate Board of Trustees is responsible for supervision of the Portfolios. The purpose of this meeting is to combine the separate Boards, so that the same Trustees will all have responsibility for supervision of the Trust and the Portfolios. The Trustees have adopted written procedures reasonably believed to be appropriate to deal with potential conflicts of interest arising from the fact that the same individuals will be Trustees of the Trust and each of the Portfolios.

     In order to combine the Boards, each of the Trustees of the Trust should be elected as Trustees of each of the Portfolios, and each of the Trustees of the Portfolios should be elected as Trustees of the Trust. In addition, because of changes in responsibilities of personnel associated with PIC, two officers of PIC are being nominated as Trustees of the Trust and the Portfolios. If all of the nominees are elected, the Trust and the Portfolios will each have seven Trustees, of whom five will be "independent"; I.E., none of the five will have any affiliation with PIC or FFD. There is no need to re-elect incumbent Trustees of either the Trust or the Portfolios, since they are serving indefinite terms and will continue in office.

ELECTION OF TRUSTEES OF THE TRUST

     It is proposed that shareholders of the Trust consider the election of the individuals listed below (each, a "Nominee" and collectively, the "Nominees") as Trustees of the Trust. Each Trustee will hold office for a term of unlimited duration. The Trustees have no reason to believe that any Nominee will be unavailable for election.

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Certain information concerning the Nominees as Trustees of the Trust is set forth below:


NAME,  AGE,  POSITIONS  AND  OFFICES  WITH               NUMBER OF SHARES OWNED
  THE TRUST OR PORTFOLIOS AND PRINCIPAL                DIRECTLY OR INDIRECTLY AS
  OCCUPATIONS DURING THE PAST FIVE YEARS                   OF AUGUST 27, 1999*
  --------------------------------------                   -------------------

Richard N. Frank, age 76, Trustee of the              13,797 shares of Mid Cap A
Portfolios**                                          19,265 shares of Small
Chief Executive Officer, Lawry's Restaurants,                Company I
Inc.; formerly Chairman of Lawry's Foods, Inc.

James Clayburn LaForce, age 70, Trustee of the                    ***
Portfolios**
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Director of The BlackRock Funds. Trustee of Payden
& Rygel Investment  Trust.  Director of the Timken
Co.,  Rockwell  International,  Eli Lilly,  Jacobs
Engineering Group and Imperial Credit Industries.

Angelo R. Mozilo, age 60, Trustee of the Portfolios**             ***
Vice Chairman and Executive Vice President of
Countrywide Credit Industries (mortgage banking)

Douglass B. Allen****, age 37, President of the
Trust and the Portfolios                                          ***
Vice President of PIC.

Thomas J. Condon****, age 61,                         8,540 shares of Balanced A
Managing Director of PIC.                            80,721 shares of Mid Cap A

----------
* "Balanced A" is the Provident Investment Counsel Balanced Fund A; "Mid Cap A" is the Provident Investment Counsel Mid Cap Fund A; "Small Company I" is the Provident Investment Counsel Small Company Growth Fund I.

** Trustee of the PIC Growth Portfolio and the PIC Balanced Portfolio since 1992, Trustee of the PIC Small Cap Portfolio since 1993, and Trustee of the PIC Mid Cap Portfolio since 1997.

***  Nominee owns less than 1% of the outstanding shares of any Fund.

**** "Interested person" of the Trust as a result of his affiliation with PIC.

ELECTION OF TRUSTEES OF THE PORTFOLIOS

     It is proposed that shareholders of the Trust consider the election of the individuals listed below (each, a "Nominee" and collectively, the "Nominees") as Trustees of the Portfolios. Each Trustee will hold office for a term of unlimited duration. The Trustees have no reason to believe that any Nominee will be unavailable for election.

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Certain information concerning the Nominees as Trustees of the Portfolios is set forth below:

NAME,  AGE,  POSITIONS  AND  OFFICES  WITH               NUMBER OF SHARES OWNED
  THE TRUST OR PORTFOLIOS AND PRINCIPAL                DIRECTLY OR INDIRECTLY AS
  OCCUPATIONS DURING THE PAST FIVE YEARS                   OF AUGUST 27, 1999*
  --------------------------------------                   -------------------

Jettie M. Edwards, age 53, Trustee of the Trust**                 ***
Consulting principal of Syrus Associates (consulting firm)

Wayne H. Smith,  age 58, Trustee of the Trust**                   ***
Vice   President  and   Treasurer  of  Avery   Dennison
Corporation (pressure sensitive material and office products manufacturer)

Douglass B. Allen****, age 37, President of the Trust             ***
and the Portfolios
Vice President of PIC.

Thomas J. Condon****, age 61,                         8,540 shares of Balanced A
Managing Director of PIC.                             80,721 shares of Mid Cap A

----------
* "Balanced A" is the Provident Investment Counsel Balanced Fund A; "Mid Cap A" is the Provident Investment Counsel Mid Cap Fund A; "Small Company I" is the Provident Investment Counsel Small Company Growth Fund I.

** Trustee of the PIC Growth Portfolio and the PIC Balanced Portfolio since 1992, Trustee of the PIC Small Cap Portfolio since 1993, and Trustee of the PIC Mid Cap Portfolio since 1997.

***  Nominee owns less than 1% of the outstanding shares of any Fund.

**** "Interested person" of the Trust as a result of his affiliation with PIC.

COMPENSATION OF TRUSTEES

     Each Trustee is of the Trust is currently paid an annual fee of $10,000, as well as a fee of $500 for each Board meeting attended, and each Trustee of the Portfolios is currently paid an annual fee of $10,000, as well as a fee of $500 for each Board meeting attended.

     Each Trustee is permitted to defer up to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Frank, Mozilo and Smith have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Trust or the Portfolios. Currently, the deferring Trustees may select from among various Funds comprising the Trust in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustee's deferral accounts will be paid in cash, a lump sum or in annual installments over a period of ten years.

     Each Trustee is also reimbursed for expenses incurred in connection with service as a Trustee and is reimbursed for travel and out-of-pocket expenses relating to attendance at meetings. Trustee compensation expenses paid by the Trusts and the Portfolios for the fiscal year ended October 31, 1998 are set forth below.

                             AGGREGATE      ACCRUED PENSION   TOTAL COMPENSATION
                           COMPENSATION      OR RETIREMENT         FROM THE
NAME AND POSITION        PAID BY THE TRUST     BENEFITS          FUND COMPLEX*
-----------------        -----------------     --------          -------------

Jettie M. Edwards,            $13,000            None              $13,000
 Trustee of the Trust

Wayne H. Smith,                 3,232**          None                3,232**
 Trustee of the Trust

Richard N. Frank,               3,191**          None                3,191**
 Trustee of the Portfolios

James Clayburn LaForce,        12,000            None               12,000
 Trustee of the Portfolios

Angelo R. Mozilo,               3,190**          None                3,190**
 Trustee of the Portfolios

----------
* The Fund Complex consist of the Trust and the PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and the PIC Small Cap Portfolio.
** Indicates a Trustee who elected to defer his compensation. At October 31, 1998, the aggregate liability pursuant to the Deferred Compensation Plan was as follows: to Mr. Frank, $26,733; to Mr. Mozilo, $26,587; to Mr. Smith, $27,316

     The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy.

     The Board of Trustees of the Trust held four regularly scheduled meetings and two special meetings during the fiscal year ended October 31, 1998, and the Boards of Trustees of the Portfolios held four regularly scheduled meetings during the fiscal year ended October 31,1998. In that fiscal year, all incumbent Trustees attended at least 75% of the meetings of their respective Boards of Trustees and Audit Committees.

     The Boards of Trustees of the Trust and the Portfolios each have an Audit Committee which met once during the fiscal year ended October 31, 1998. Ms. Edwards and Mr. Smith comprise the Audit Committee of the Trust, and Messrs. Frank, LaForce and Mozilo comprise the Audit Committee of the Portfolios. Each Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committees also review with the independent accountants the results of the audit engagement and matters having a material effect on the financial operations of the Funds and the Portfolios. Neither the Trust nor the Portfolios has a Nominating Committee; however, the selection and nomination of Trustees of the Trust who are not interested persons of the Trust is committed to the discretion of Ms. Edwards and Mr. Smith, who are currently the disinterested Trustees of the Trust.

     The Trustees of the Trust recommend that shareholders vote to approve the election of the Nominees.

                               GENERAL INFORMATION

     As of the record date for the meeting, the Trust had the following number of shares outstanding:

FUND                                                                  SHARES
----                                                                  ------

Provident Investment Counsel Balanced Fund A                        1,560,725
Provident Investment Counsel Balanced Fund B                           19,447
Provident Investment Counsel Growth Fund A                            380,252
Provident Investment Counsel Growth Fund B                             37,743
Provident Investment Counsel Growth Fund I                          7,954,754
Provident Investment Counsel Mid Cap Fund A                           665,009
Provident Investment Counsel Mid Cap Fund B                             4,769
Provident Investment Counsel Small Company Growth Fund A               64,054
Provident Investment Counsel Small Company Growth Fund B                9,300
Provident Investment Counsel Small Company Growth Fund I            2,779,646
Provident Investment Counsel Small Cap Growth Fund I                8,676,488

     To the knowledge of the Trust's management, as of August 27, 1999, the only persons owning of record or benefically more than 5% of the outstanding shares of the Funds were as follows:

                                                          NUMBER OF      PERCENT
NAME AND ADDRESS                                        SHARES OWNED     OF FUND
----------------                                        ------------     -------

PROVIDENT INVESTMENT COUNSEL BALANCED FUND A:

Gilbert Papazian IRA                                      162,273        10.40%
1445 S. Down Road
Hillsborough, CA 94010

Gilbert Papazian and Margaret Papazian, Trustees           90,318         5.79%
1445 S. Down Road
Hillsborough, CA 94010

Sanwa Bank California, Trustee FBO Beth Whipple           100,297         6.43%
P.O. Box 60078
Los Angeles, CA 90060

Straffe & Co. FBO Safelite Glass                          155,553         9.97%
P.O. Box 160
Westerville, OH 43006

UMBSC & Co., Trustee FBO Lillick & Charles LLP            681,261        43.65%
P.O. Box 919260
Kansas City, MO 64141

PROVIDENT INVESTMENT COUNSEL BALANCED FUND B:

Merrill Lynch Pierce Fenner & Smith For the                17,363        89.28%
 Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

James E. Howard                                             1,111         5.71%
29573 Fall River Road
Southfield, MI 48076

PROVIDENT INVESTMENT COUNSEL GROWTH FUND A:

William A Eddy and Joan D. Eddy, Trustees                  59,241        15.58%
5420 Las Lomas Street
Long Beach, CA

Wilmington Trust Company FBO Mustang Employee 401k        239,478        62.98%
PO Box 8971
Wilmington, DE 19899

                                                          NUMBER OF      PERCENT
NAME AND ADDRESS                                        SHARES OWNED     OF FUND
----------------                                        ------------     -------

Wilmington Trust Company, Trustee FBO Catholic
 Health Care                                               60,223        15.84%
PO Box 8971
Wilmington, DE 19899

PROVIDENT INVESTMENT COUNSEL GROWTH FUND B:

Merrill Lynch Pierce Fenner & Smith For the                32,774        86.84%
 Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

Robert W. Baird Co. Inc.                                    2,899         7.68%
777 East Wisconsin Avenue
Milwaukee, WI 53202

PROVIDENT INVESTMENT COUNSEL GROWTH FUND I:

Harris Trust and Savings Bank Trustee FBO
 Lower Bucks Hospital                                     402,076         5.06%
111 W. Monroe Street
Chicago, IL 60603

Milbank Tweed Hadley & McCloy Partners'
 Retirement Plan                                          548,869         6.90%
3 Chase Metrotech Center
Brooklyn, NY 11245

Vanguard Fiduciary Trust Co., Trustee FBO               2,381,368        29.94%
 Memorial Health Services Plan
P.O. Box 2600 VM 421
Valley Forge, PA 19482

PROVIDENT INVESTMENT COUNSEL MID CAP FUND A:

Larry D. Tashjian and Karen D. Tashjian, Trustees          83,498        12.56%
612 Bershire Ave
La Canada, CA 91011

George E. Handtmann III, Trustee                           92,554        13.92%
333 Lambert Rd
Carpinteria, CA 93013

                                                          NUMBER OF      PERCENT
NAME AND ADDRESS                                        SHARES OWNED     OF FUND
----------------                                        ------------     -------

Jeffrey J. Miller and Paula J. Miller, Trustees            50,000         7.52%
1252 El Vaso Street
La Canada, CA 91011

Robert M. Kommerstad and Lila M. Kommerstad, Trustees      50,000         7.52%
218 Deodar Lane
Bradbury, CA 91010

Bernard J. Johnson, Trustee                                50,000         7.52%
2100 Glenview Terrace
Altadena, CA 91001

Thomas J. Condon & Julie H. Condon, Trustees               76,054        11.44%
850 Holladay Rd
San Marino, CA 91108

Thomas M. Mitchell and Jerrine E. Mitchell, Trustees       50,544         7.60%
245 Country Club Drive
San Gabriel, CA 91775

Donaldson Lufkin & Jenrette Securities Corp.               34,414         5.18%
P.O. Box 2052
Jersey City, NJ 07303

PROVIDENT INVESTMENT COUNSEL MID CAP FUND B:

Merrill Lynch Pierce Fenner & Smith For the                 4,380        91.84%
 Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

Everen Securities, Inc.                                       313         6.55%
111 East Kilbourn Avenue
Milwaukee, WI 53202

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A:

Merrill Lynch Pierce Fenner & Smith For the                47,990        74.92%
 Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

IITC & Co.                                                  4,321         6.75%
507 Canyon Boulevard
Boulder, CO 80503

                                                          NUMBER OF      PERCENT
NAME AND ADDRESS                                        SHARES OWNED     OF FUND
----------------                                        ------------     -------

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B:

Merrill Lynch Pierce Fenner & Smith For the                 9,197        98.89%
 Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND I:

Strafe & Co.                                              421,389        15.13%
P.O. Box 160
Westerville, OH 43086

George E. Handtmann III and Janet L. Handtmann,
 Trustees                                                 161,742         5.81%
333 Lambert Rd
Carpinteria, CA 93013

Charles Schwab & Co., Inc. Special Custody                317,800        11.41%
 Account For Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

UMBSC & Co. FBO Interstate Brands Corp.                   645,804        23.18%
P.O. Box 419175
Kansas City, MO 64141

UMBSC & Co. FBO Interstate Brands Unit                    363,022        13.03%
P.O. Box 419175
Kansas City, MO 64141

Atlantic Trust Company NA Nominee Account                 537,508        19.29%
100 Federal Street
Boston, MA 02110

PIC SMALL CAP GROWTH FUND I:

Marine Midland Bank, Trustee for A/C 12506842             955,326        11.01%
P.O. Box 1329
Buffalo, NY 14240

                                                          NUMBER OF      PERCENT
NAME AND ADDRESS                                        SHARES OWNED     OF FUND
----------------                                        ------------     -------

Northern Trust Company, Trustee for Utilicorp Inc.      1,061,781        12.24%
Retirement Savings Plan
P.O. Box 92956
Chicago, IL 60675

State Street Bank and Trust Company, Trustee for        1,606,263        18.51%
Glaxo Wellcome, Inc. Master Retirement Trust
105 Rosemont Avenue
Westwood, MA 02090

State Street Bank and Trust Company, Trustee for        1,403,789        16.18%
Glaxo Wellcome, Inc. Cash Balance Plan
105 Rosemont Avenue
Westwood, MA 02090

Summit Bank, Trustee for Atlantic Health System
 Pension Trust                                          1,144,608        13.19%
210 Main Street
Hackensack, NJ 07602

U.S. Bank National Association, Custodian
 Idaho Power Co.                                          830,384         9.57%
Employee Savings
P.O. Box 64010
St. Paul, MN 55164

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Trust held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone.
The costs associated with such solicitation and the Meeting will be borne by the Trust.

     Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted for or against any adjournment or the election of Trustees. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the election of Trustees. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Trust at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

                               EXECUTIVE OFFICERS

     In addition to Mr. Allen, the President of the Trust, who is a Nominee for election as a Trustee, the executive officers of the Trust are as follows:

NAME, AGE AND POSITIONS AND OFFICES                      PRINCIPAL OCCUPATIONS
  WITH THE TRUST OR PORTFOLIOS                        DURING THE PAST FIVE YEARS
  ----------------------------                        --------------------------

Aaron W.L. Eubanks, Sr., age 37,            Chief Operating Officer of PIC since
Vice President and Secretary of the         August, 1999; formerly Director of
Trust and the Portfolios                    Operations of PIC

William T. Warnick, age 31, Vice            Chief Financial Officer of PIC since
President and Treasurer of the Trust        August, 1999; formerly Controller of
and the Portfolios                          PIC

                              SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

                             REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the most recent Annual and Semi-Annual Reports to Shareholders of the Funds on request. Requests for such reports should be directed to the Trust c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4022, or to (800) 576-8229.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                     Douglass B. Allen
                                     President

Pasadena, California
September 10, 1999

                                      PROXY
    SPECIAL MEETING OF SHAREHOLDERS OF PIC INVESTMENT TRUST, OCTOBER 7, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Douglass B. Allen and Aaron W.L. Eubanks, Sr., and each of them individually, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of PIC Investment Trust (the "Trust") to be held on October 7, 1999 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 at 1:00 p.m., or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on August 27, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSED NOMINEES LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON AUGUST 27, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

TO CONSIDER THE ELECTION OF THE FOLLOWING NOMINEES:

To the Board of Trustees of the Trust:           To the Boards of Trustees of the Portfolios:*

Richard N. Frank          Douglass B. Allen      Jettie M. Edwards         Douglass B. Allen
James Clayburn LaForce    Thomas J. Condon       Wayne H. Smith            Thomas J. Condon
Angelo R. Mozilo

[ ] FOR ALL               [ ] WITHHOLD ALL       [ ] FOR ALL               [ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:                              [ ] FOR ALL EXCEPT:
                   -----------------------                          ------------------------

To withhold authority to vote, mark "FOR ALL EXCEPT" and write on the line above the name(s) of any nominee(s) for whom authority is withheld.

                                      OVER

Dated:                   , 1999
      -------------------


----------------------------------           -----------------------------------
Signature                                    Signature (if held jointly)


----------------------------------           -----------------------------------
Title (if applicable)                        Title (if applicable)

                                             Please  sign  exactly  as  name  or
                                             names  appear  on your  shareholder
                                             account statement.  When signing as
                                             attorney,     trustee,    executor,
                                             administrator,  custodian, guardian
                                             or corporate  officer,  please give
                                             full  title.  If  shares  are  held
                                             jointly,  each  shareholder  should
                                             sign.